                      SEMIANNUAL REPORT / JUNE 30, 1999

                          AIM ADVISOR REAL ESTATE FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

               --------------------------------------------------

                               NEW YORK, NEW YORK

                   BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)

          EVOLVING FROM BROWNSTONES TO SKYSCRAPERS, FROM EMPTY FIELDS

          TO INDUSTRIAL PARKS, THE REAL ESTATE SECTOR HAS TRANSFORMED

         ITSELF THROUGH THE DECADES. LIKE NEW YORK CITY, THE FUND IS IN

            A PRIME LOCATION TO TAKE ADVANTAGE OF FUTURE EXPANSIONS.

               --------------------------------------------------

AIM Advisor Real Estate Fund is for shareholders who seek high total return on investment through capital appreciation and current income through a portfolio invested primarily in publicly traded securities of companies related to the real estate industry.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Real Estate Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, as of June 30, 1999, were: For Class A shares, -16.82% for one year and -2.87% since inception (12/31/96). For Class B shares, -17.23% for one year and -15.67% since inception (3/3/98). For C shares, -14.12% for one year and 8.91% since inception (5/1/95).
o   Past performance cannot guarantee comparable future results.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.





 MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF
     AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
                              PERFORMANCE SHOWN.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
    AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM ADVISOR REAL ESTATE FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER





                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable. We are pleased to be able to report to
   Chairman of      you that as of June 1999 we achieved a major milestone
   the Board of     toward year 2000 compliance status: we have successfully
     THE FUND       completed the testing of all of our mission-critical
   APPEARS HERE]    systems.
                        Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year
                    2000 (Y2K). Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
    The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
AIM Advisors, Inc.

                   ------------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                   LEADER IN PLANNING FOR YEAR 2000 CONCERNS.

                   ------------------------------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                          AIM ADVISOR REAL ESTATE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


                  REIT MARKET REBOUND LIFTS FUND PERFORMANCE


HOW DID AIM ADVISOR REAL ESTATE FUND PERFORM DURING THE REPORTING PERIOD?
After several quarters of disappointing returns, the market environment for the real estate investment trust (REIT) sector finally rebounded during the second quarter of 1999. The fund's cumulative total return for the six-month reporting period ended June 30, 1999, was 5.21% for Class A shares, 4.88% for Class B shares, and 4.89% for Class C shares. These returns were calculated at net asset value, that is, without the effects of sales charges. Boosted by favorable sector positioning, fund performance outpaced the 4.78% return of the NAREIT Index.
    Net assets under management totaled $57 million at the reporting period's end.

WHAT CAUSED THE REIT MARKET REBOUND?
In a defining moment for the REIT sector, Warren Buffett made headlines in April when he took big stakes in several down-and-out REITs, such as Tanger Factory Outlet Center. This action renewed investor interest in the sector and pushed battered REIT share prices upwards.
    In addition to this catalyst, solid market fundamentals contributed to the sector's rebound. Through the first half of 1999, REIT dividend yields remained attractive at 7.34%--153 basis points above the 10-year Treasury bond's yield. In addition, the overwhelming majority of REITs met or exceeded first-quarter 1999 earnings estimates. Earnings growth for REITs averaged about 16% for the first quarter of 1999, compared to 6% for the S&P 500. At the same time, the broader market's rotation from large-cap and technology stocks to value, small-cap and cyclical stocks also helped refocus investor interest in REITs. Finally, the volume of management buyout and leveraged buyout activity in the sector confirmed that excellent buying opportunities continued to be available in the REIT sector.

LAST YEAR, INVESTORS WERE CONCERNED ABOUT THE POSSIBILITY OF OVERBUILDING. HAS THIS SITUATION IMPROVED DURING THE REPORTING PERIOD?
Real estate supply-demand fundamentals continued to be in relatively good balance during the reporting period. Building occupancies, as reported by most REITs, remained strong, generally exceeding 95%. The property portfolios of many REITs, particularly in the office sector, continued to have leases that are well below current market rental rates. The embedded rental growth in these portfolios should continue to provide solid earnings growth for the next several years. Although increasing construction could detract from the positive effects of these below-market rents, we believe that ongoing construction will be absorbed into the marketplace. The REIT market's credit crunch last fall had halted many new construction projects. Therefore, supply and demand in the REIT sector should remain generally in equilibrium for most markets around the United States.

WHAT OTHER CHANGES HAVE TAKEN PLACE IN THE REIT SECTOR?
The trend of growth by acquisition has ended, replaced by internal growth from operations. In this capital-constrained environment, larger REITs, with more capital and better positioning in their industry, should do well. Large-cap REITs can often generate earnings growth by retaining a higher degree of cash flow through a lower dividend payout ratio.
    Public Storage, the fund's largest holding on June 30, has many of the characteristics required for success in the cur-

YOUR FUND'S PERFORMANCE

============================================
FUND REBOUNDS STRONGLY
--------------------------------------------
Total returns, excluding sales charges

12/31/98-6/30/99
5.21%              4.88%               4.89%


(Bar Chart)


6/30/98-12/31/98

-17.00%          -17.21%             -17.35%

 FUND             FUND                FUND
CLASS A          CLASS B             CLASS C
SHARES           SHARES              SHARES
============================================

Past performance cannot guarantee comparable future results.

==========================================================
FUND OUTPERFORMS BENCHMARK
----------------------------------------------------------
As of 6/30/99
Six-month returns, excluding sales charges


 5.21%         4.88%           4.89%               4.78%


(Bar Chart)


 FUND          FUND            FUND                NAREIT
CLASS A       CLASS B         CLASS C              EQUITY
SHARES        SHARES          SHARES               INDEX
==========================================================

                   -----------------------------------------

                    BOOSTED BY FAVORABLE SECTOR POSITIONING,

                         FUND PERFORMANCE OUTPACED THE

                       4.78% RETURN OF THE NAREIT INDEX.

                   -----------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets


================================================================================
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
  1. Public Storage, Inc.                                   4.64%

  2. Equity Residential Properties Trust                    4.49

  3. Essex Property Trust, Inc.                             4.00

  4. Arden Realty Group, Inc.                               3.92

  5. Avalonbay Communities, Inc.                            3.88

  6. Vornado Realty Trust                                   3.78

  7. Prentiss Properties Trust                              3.70

  8. Simon Property Group, Inc.                             3.66

  9. Charles E. Smith Residential Realty, Inc.              3.28

 10. Liberty Property Trust                                 3.18
================================================================================

================================================================================
PROPERTY-TYPE DIVERSIFICATION
--------------------------------------------------------------------------------

                                  (Pie Chart)

Diversified                       10%

Other                              6%

Self-Storage                       5%

Industrial                         5%

Industrial/Office Mixed            4%

Health Care                        1%

Lodging/~Resorts                  11%

Retail                            17%

Residential                       18%

Office                            23%

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

rent REIT market environment. First, the company is by far the largest self-storage operator in the United States. It has a 20% market share of the self-storage industry and serves more than 500,000 customers. The company owns 1,310 facilities in 37 states. Several factors, including the company's size, numerous locations, and strong marketing focus, have all helped to establish Public Storage as the brand-name self-storage company in the United States. In addition, Public Storage has experienced strong internal growth throughout its history. To raise capital, the company has not increased its dividend since 1994 and has maintained a payout ratio that is close to the minimum required by REIT regulations. This strategy allows the company to retain about $150 million annually for new investments. Given these strong fundamentals, we believe that Public Storage should continue to perform well for the fund.

WHAT OTHER FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
Property sector weightings contributed favorably to the fund's strong performance in early 1999. The fund benefited from its extensive weightings in the lodging/resorts and office REIT sectors. Both asset classes outperformed the NAREIT Index during the first quarter of 1999. We continued to maintain an emphasis on office REITs, which accounted for 23% of total net assets, up from 22% six months ago. The office sector has balanced fundamentals and a high relative value compared to other sectors in the REIT universe. Several of the fund's largest holdings in the office REIT sector, including Prentiss Properties and Liberty Property Trust, outperformed the index during the second quarter of 1999. Prentiss Properties, which has interests in more than 250 office and industrials properties through the United States, had a 26% return for the second quarter of 1999.
    Lodging/resorts holdings made up 11% of the fund's portfolio, compared to a 7% weighting in the NAREIT Index. Thanks to the exploding growth of the travel business, lodging/resort REITs were also one of the best-performing REIT industries during the reporting period. One standout player is Host Marriott, at 2.31% of the fund's net assets. Last year the company acquired a dozen high-end properties, including Ritz-Carlton and Four Seasons hotels. In the first quarter of 1999, Host Marriott beat earnings estimates, posting a 15% jump in funds from operations. Analysts expect the company's long-term earnings growth to be around 14% compared with a 9% average for REITs.

WHAT IS YOUR OUTLOOK FOR THE REIT MARKET FOR THE REMAINDER OF 1999?
We are still very optimistic about current fundamentals in the REIT sector. With most real estate markets in equilibrium, we continued to focus on stable income generation and good internal growth prospects in our stock selection. Accordingly, we are emphasizing companies with modest leverage, good dividend coverage, and consistent internal earnings growth from their existing property portfolios. Companies with modestly leveraged balance sheets are better positioned to take advantage of attractive acquisition opportunities. Our philosophy of broad property sector and geographic diversification has not changed, and we believe that it should benefit the fund over the long term.


          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

TIME FOR A FINANCIAL TUNE-UP?
GET HELP FROM YOUR FINANCIAL CONSULTANT

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1993, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and the Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced an average annual total return of 24.05%, while bonds grew only 7.27% per year on average. As a result, you'd have $146,890 in stock funds and $71,028 in bond funds (a 67/33 allocation) on December 31, 1998. If you wanted to bring your allocation back into balance, you'd need to shift $37,931 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $146,890 in stock funds and $71,028 in bond funds, due to the strong performance of the stock market.

===============================================================================

           50% BOND FUNDS           67% STOCK FUNDS

           50% STOCK FUNDS          33% BOND FUNDS

           12/31/93                 12/31/98

===============================================================================


TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or an IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial consultant should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your consultant as a way to keep an eye on your nest egg.


*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                          AIM ADVISOR REAL ESTATE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION





YOU AND YOUR FINANCIAL CONSULTANT
Once a year, you and your financial consultant should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial consultants.
    Financial consultants can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. A consultant who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.


(Photo)


GETTING THE MOST FROM YOUR PLANNING SESSION
Your consultant needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial consultants take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial consultant:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets
    Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial consultant can keep you moving toward your goals, especially when your life circumstances or financial needs change.

CONSULTATION CHECKLIST

WHAT TO BRING:
[ ] A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
[ ] A list of all your expenses, including likely future expenses
[ ] A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:
[ ] How can I estimate what my goals will cost?
[ ] How much money do I need to invest, and how often?
[ ] How many different kinds of investments do I need?
[ ] How do I determine my risk tolerance?
[ ] What are the possible risks of the investments you've suggested?
[ ] What effect will these investments have on my taxes? What forms will I need to file?
[ ] How often do I need to revise my plan?
[ ] How will I know how my investments are doing?
[ ] How can I make changes to my plan?
[ ] What kinds of communication will I get from you?
[ ] Where can I get more information on what we've talked about?
[ ] What do I need to do after this meeting?



                          AIM ADVISOR REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS &
  COMMON STOCKS-92.64%
DIVERSIFIED-9.58%
Beacon Capital(a)                         55,000   $   845,625
--------------------------------------------------------------
Duke Realty Investments, Inc.             25,000       564,062
--------------------------------------------------------------
Glenborough Realty Trust, Inc.            32,600       570,500
--------------------------------------------------------------
RioCan Real Estate Investment Trust
  (Canada)                               115,000       741,432
--------------------------------------------------------------
Spieker Properties, Inc.                  15,100       587,012
--------------------------------------------------------------
Vornado Realty Trust                      61,000     2,154,062
--------------------------------------------------------------
                                                     5,462,693
--------------------------------------------------------------
HEALTH CARE (DIVERSIFIED)-1.05%
Meditrust Corp.                           45,800       598,262
--------------------------------------------------------------
INDUSTRIAL PROPERTIES-4.79%
First Industrial Realty Trust, Inc.       56,700     1,555,706
--------------------------------------------------------------
ProLogis Trust                            58,000     1,174,500
--------------------------------------------------------------
                                                     2,730,206
--------------------------------------------------------------
INDUSTRIAL/OFFICE PROPERTIES-4.01%
Liberty Property Trust                    72,950     1,814,631
--------------------------------------------------------------
Reckson Associates Realty Corp.           20,000       470,000
--------------------------------------------------------------
                                                     2,284,631
--------------------------------------------------------------
LODGING-HOTELS-10.59%
Hospitality Properties Trust              50,200     1,361,675
--------------------------------------------------------------
Host Marriott Corp.                      111,046     1,318,671
--------------------------------------------------------------
Interstate Hotels Corp.(a)                 2,851        11,761
--------------------------------------------------------------
MeriStar Hospitality Corp.                 9,514       213,470
--------------------------------------------------------------
MeriStar Hotels & Resorts, Inc.(a)       112,700       387,406
--------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
  Inc.                                    51,100     1,561,744
--------------------------------------------------------------
Sunstone Hotel Investors, Inc.            94,100       799,850
--------------------------------------------------------------
Wyndham International, Inc.               85,532       384,894
--------------------------------------------------------------
                                                     6,039,471
--------------------------------------------------------------
OFFICE PROPERTIES-23.33%
Arden Realty Group, Inc.                  90,800     2,235,950
--------------------------------------------------------------
Boston Properties, Inc.                   25,000       896,875
--------------------------------------------------------------
CarrAmerica Realty Corp.                  58,400     1,460,000
--------------------------------------------------------------
Equity Office Properties Trust            57,000     1,460,625
--------------------------------------------------------------
Highwoods Properties, Inc.                57,950     1,590,003
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
OFFICE PROPERTIES-(CONTINUED)
Kilroy Realty Corp.                       32,700   $   797,063
--------------------------------------------------------------
Mack-Cali Realty Corp.                    49,600     1,534,500
--------------------------------------------------------------
Prentiss Properties Trust                 89,700     2,107,950
--------------------------------------------------------------
SL Green Realty Corp.                     59,700     1,220,119
--------------------------------------------------------------
                                                    13,303,085
--------------------------------------------------------------
REGIONAL MALLS-8.06%
CBL & Associates Properties, Inc.         54,850     1,446,669
--------------------------------------------------------------
General Growth Properties                 20,500       727,750
--------------------------------------------------------------
Macerich Co. (The)                        19,500       511,875
--------------------------------------------------------------
Simon Property Group, Inc.                75,300     1,910,738
--------------------------------------------------------------
                                                     4,597,032
--------------------------------------------------------------
RESIDENTIAL PROPERTIES-18.09%
Apartment Investment & Management
  Co.                                     21,600       923,400
--------------------------------------------------------------
Avalonbay Communities, Inc.               59,800     2,212,600
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    55,200     1,873,350
--------------------------------------------------------------
Equity Residential Properties Trust       52,900     2,383,806
--------------------------------------------------------------
Essex Property Trust, Inc.                64,500     2,281,688
--------------------------------------------------------------
Post Properties, Inc.                     15,600       639,600
--------------------------------------------------------------
                                                    10,314,444
--------------------------------------------------------------
SELF-STORAGE-4.36%
Public Storage, Inc.                      88,800     2,486,400
--------------------------------------------------------------
SHOPPING CENTERS-8.78%
Federal Realty Investment Trust           56,000     1,284,500
--------------------------------------------------------------
JDN Realty Corp.                          42,500       950,938
--------------------------------------------------------------
Kimco Realty Corp.                        42,900     1,678,463
--------------------------------------------------------------
New Plan Excel Realty Trust               30,000       540,000
--------------------------------------------------------------
Pan Pacific Retail Properties, Inc.       28,700       556,063
--------------------------------------------------------------
                                                     5,009,964
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts & Common Stocks (Cost
      $53,184,891)                                  52,826,188
--------------------------------------------------------------
DOMESTIC PREFERRED STOCKS-0.90%
REGIONAL MALLS-0.31%
Simon Property Group, Inc., $2.19
  Series B Pfd.                            7,000       175,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
RESIDENTIAL PROPERTIES-0.31%
Equity Residential Properties, $1.75
  Conv. Pfd.                               7,000   $   176,750
--------------------------------------------------------------
SELF-STORAGE-0.28%
Public Storage, Inc., $2.50 Series E
  Pfd.                                     6,000       161,625
--------------------------------------------------------------
    Total Domestic Preferred Stocks
      (Cost $524,069)                                  513,375
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
REPURCHASE AGREEMENT-4.62%
Dean Witter Reynolds, Inc., 4.85%,
  07/01/99 (Cost $2,633,040)          $2,633,040   $ 2,633,040
--------------------------------------------------------------
TOTAL INVESTMENTS-98.16%                            55,972,603
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.84%                  1,049,610
--------------------------------------------------------------
NET ASSETS-100.00%                                 $57,022,213
--------------------------------------------------------------

Investment Abbreviations:

Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)Non-income producing security.

(b)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

(c)Joint repurchase agreement entered into 6/30/99 with a maturing value of $100,012,472. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:
Investments, at market value (cost
  $56,342,000)                               $ 55,972,603
---------------------------------------------------------
Foreign currencies, at value (cost $49,364)        50,356
---------------------------------------------------------
Receivables for:
  Investments sold                                781,674
---------------------------------------------------------
  Capital stock sold                              104,288
---------------------------------------------------------
  Interest and dividends                          484,181
---------------------------------------------------------
Investment for deferred compensation plan           6,967
---------------------------------------------------------
Other assets                                        1,199
---------------------------------------------------------
    Total assets                               57,401,268
---------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                           196,955
---------------------------------------------------------
  Capital stock reacquired                         86,899
---------------------------------------------------------
  Deferred compensation plan                        6,967
---------------------------------------------------------
Accrued distribution fees                          83,708
---------------------------------------------------------
Accrued directors' fees and expenses                4,526
---------------------------------------------------------
    Total liabilities                             379,055
---------------------------------------------------------
Net assets applicable to shares outstanding  $ 57,022,213
---------------------------------------------------------
NET ASSETS:
Class A                                      $ 20,917,672
---------------------------------------------------------
Class B                                      $  7,977,536
---------------------------------------------------------
Class C                                      $ 28,127,005
---------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,782,997
---------------------------------------------------------
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     678,370
---------------------------------------------------------
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   2,394,807
---------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                    $      11.73
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.73 / 95.25%)     $      12.31
---------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                    $      11.76
---------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                    $      11.74
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For The Six Months Ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:
Dividends (net of $5,784 foreign
  withholding tax)                           $  1,271,013
---------------------------------------------------------
Interest                                           40,811
---------------------------------------------------------
    Total investment income                     1,311,824
---------------------------------------------------------
EXPENSES:
Advisory fees                                     249,971
---------------------------------------------------------
Operating services fees                           124,989
---------------------------------------------------------
Distribution fees-Class A                          34,368
---------------------------------------------------------
Distribution fees-Class B                          35,164
---------------------------------------------------------
Distribution fees-Class C                         144,395
---------------------------------------------------------
Directors' fees and expenses                        7,420
---------------------------------------------------------
    Total expenses                                596,307
---------------------------------------------------------
Less: Fees waived by advisor                      (20,253)
---------------------------------------------------------
    Net expenses                                  576,054
---------------------------------------------------------
Net investment income                             735,770
---------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:
Net realized gain (loss) from:
  Investment securities                        (4,870,766)
---------------------------------------------------------
  Foreign currencies                                  265
---------------------------------------------------------
                                               (4,870,501)
---------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                         6,624,787
---------------------------------------------------------
  Foreign currencies                                  894
---------------------------------------------------------
                                                6,625,681
---------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                          1,755,180
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $  2,490,950
---------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:
  Net investment income                                       $    735,770   $  2,687,688
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (4,870,501)    (7,868,208)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 6,625,681    (13,364,502)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 2,490,950    (18,545,022)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (533,103)      (879,078)
-----------------------------------------------------------------------------------------
  Class B                                                         (167,099)      (195,557)
-----------------------------------------------------------------------------------------
  Class C                                                         (653,441)    (1,184,516)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --       (434,776)
-----------------------------------------------------------------------------------------
  Class B                                                               --       (143,531)
-----------------------------------------------------------------------------------------
  Class C                                                               --       (703,226)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          380,816     11,098,948
-----------------------------------------------------------------------------------------
  Class B                                                          906,273      8,539,414
-----------------------------------------------------------------------------------------
  Class C                                                       (5,311,468)     1,916,228
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (2,887,072)      (531,116)
-----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           59,909,285     60,440,401
-----------------------------------------------------------------------------------------
  End of period                                               $ 57,022,213   $ 59,909,285
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 70,238,674   $ 74,263,053
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (127,023)       490,850
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                      (12,720,990)    (7,850,489)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                    (368,448)    (6,994,129)
-----------------------------------------------------------------------------------------
                                                              $ 57,022,213   $ 59,909,285
-----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National

    Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the closing bid price. Securities for which market prices are not provided by any of the above methods are valued at the last bid price based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid quarterly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,027,346 as of December 31, 1998 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Realty Advisors, Inc. ("IRAI") whereby AIM pays IRAI an annual rate of 0.35% of the Fund's average daily net assets on the first $100 million and 0.25% of the Fund's average daily net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1999, AIM was paid $114,556 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the six months ended June 30, 1999, AIM voluntarily waived operating services fees in the amount of $10,433. Pursuant to the amended operating services agreement effective July 1, 1999 the Fund shall pay costs incurred for providing operating expenses, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets. AIM no longer receives payments under amended the operating services agreement.
  Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
  Effective July 1, 1999, the Company entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). The fund has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM

Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $24,548, $35,164 and $144,395, respectively, as compensation under the Plans. During the six months ended June 30, 1999, AIM Distributors waived fees of $9,820 for the Class A shares.
  AIM Distributors received commissions of $8,745 from sales of Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received commissions of $5,774 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $12,876,448 and $20,660,819, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
 securities                                       $ 2,092,747
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (2,878,889)
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                           $  (786,142)
-------------------------------------------------------------
Cost of investments for tax purposes is $56,758,745.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998.

                                   JUNE 30,                DECEMBER 31,
                                     1999                      1998
                            ----------------------   ------------------------
                             SHARES      AMOUNT        SHARES       AMOUNT
                            --------   -----------   ----------   -----------
Sold:
  Class A                    561,210   $ 6,433,892    1,866,966   $26,220,226
-----------------------------------------------------------------------------
  Class B*                   193,009     2,199,548      965,596    13,668,547
-----------------------------------------------------------------------------
  Class C                    225,138     2,554,160      867,066    12,416,738
-----------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                     44,189       491,496      103,931     1,234,506
-----------------------------------------------------------------------------
  Class B*                    13,627       152,354       26,797       312,988
-----------------------------------------------------------------------------
  Class C                     52,166       579,671      146,264     1,732,251
-----------------------------------------------------------------------------
Reacquired:
  Class A                   (575,930)   (6,544,572   (1,266,277)  (16,355,784)
-----------------------------------------------------------------------------
  Class B*                  (129,452)   (1,445,629)    (391,207)   (5,442,121)
-----------------------------------------------------------------------------
  Class C                   (754,663)   (8,445,299)    (933,062)  (12,232,761)
-----------------------------------------------------------------------------
                            (370,706)  $(4,024,379)   1,386,074   $21,554,590
-----------------------------------------------------------------------------

* Class B shares commenced sales March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1999 and each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the six months ended June 30, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998, and a share of Class C capital stock outstanding during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                       CLASS A(a)                    CLASS B
                                                              ----------------------------   ------------------------
                                                                           DECEMBER 31,
                                                              JUNE 30,   -----------------   JUNE 30,    DECEMBER 31,
                                                                1999      1998     1997(b)     1999          1998
                                                              --------   -------   -------   --------    ------------
Net asset value, beginning of period                          $ 11.46    $ 15.74   $ 14.19   $ 11.48       $ 15.34
------------------------------------------------------------  -------    -------   -------   --------      -------
Income from investment operations:
  Net investment income                                          0.18       0.58(c)    0.34(c)    0.13        0.37(c)
------------------------------------------------------------  -------    -------   -------   --------      -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.40      (4.11)     2.39      0.41         (3.58)
------------------------------------------------------------  -------    -------   -------   --------      -------
    Total from investment operations                             0.58      (3.53)     2.73      0.54         (3.21)
------------------------------------------------------------  -------    -------   -------   --------      -------
Less distributions:
  Dividends from net investment income                          (0.31)     (0.50)    (0.44)    (0.26)        (0.40)
------------------------------------------------------------  -------    -------   -------   --------      -------
  Distributions from net realized gains                            --      (0.25)    (0.74)       --         (0.25)
------------------------------------------------------------  -------    -------   -------   --------      -------
    Total distributions                                         (0.31)     (0.75)    (1.18)    (0.26)        (0.65)
------------------------------------------------------------  -------    -------   -------   --------      -------
Net asset value, end of period                                $ 11.73    $ 11.46   $ 15.74   $ 11.76       $ 11.48
------------------------------------------------------------  -------    -------   -------   --------      -------
Total return(d)                                                  5.21%    (22.54)%   19.78%     4.88%       (21.02)%
------------------------------------------------------------  -------    -------   -------   --------      -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,918    $20,087   $16,507   $ 7,978       $ 6,901
------------------------------------------------------------  -------    -------   -------   --------      -------
Ratio of expenses to average net assets(e)                       1.59%(f)    1.55%    1.60%     2.34%(f)      2.31%(g)
------------------------------------------------------------  -------    -------   -------   --------      -------
Ratio of net investment income to average net assets(h)          3.14%(f)    4.37%    3.26%     2.38%(f)      3.62%(g)
------------------------------------------------------------  -------    -------   -------   --------      -------
Portfolio turnover rate                                            24%        69%       57%       24%           69%
------------------------------------------------------------  -------    -------   -------   --------      -------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.73% (annualized), 1.71% and 1.70% for 1999-1997 for Class A and 2.37%
    (annualized) and 2.37% (annualized) for 1999-1998 for Class B.
(f) Ratios are annualized and based on average net assets of $19,801,881 and $7,091,115 for Class A and Class B, respectively.
(g) Annualized.
(h) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 3.00% (annualized) and 4.21% and 3.16% for 1999-1997 for Class A and 2.35% (annualized) and 3.56% (annualized) for 1999-1998 for Class B.

                                                                                  CLASS C(a)
                                                              ---------------------------------------------------
                                                                                       DECEMBER 31,
                                                              JUNE 30,   ----------------------------------------
                                                                1999      1998     1997(b)      1996       1995
                                                              --------   -------   --------   --------   --------
Net asset value, beginning of period                          $ 11.46    $ 15.74   $  14.19   $  10.76   $  10.00
------------------------------------------------------------  -------    -------   --------   --------   --------
Income from investment operations:
  Net investment income                                          0.14(c)    0.50(c)     0.36(c)     0.33     0.16
------------------------------------------------------------  -------    -------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.40      (4.13)      2.26       3.51       0.75
------------------------------------------------------------  -------    -------   --------   --------   --------
    Total from investment operations                             0.54      (3.63)      2.62       3.84       0.91
------------------------------------------------------------  -------    -------   --------   --------   --------
Less distributions:
  Dividends from net investment income                          (0.26)     (0.40)     (0.33)     (0.31)     (0.15)
------------------------------------------------------------  -------    -------   --------   --------   --------
  Distributions from net realized gains                            --      (0.25)     (0.74)     (0.10)        --
------------------------------------------------------------  -------    -------   --------   --------   --------
    Total distributions                                         (0.26)     (0.65)     (1.07)     (0.41)     (0.15)
------------------------------------------------------------  -------    -------   --------   --------   --------
Net asset value, end of period                                $ 11.74    $ 11.46   $  15.74   $  14.19   $  10.76
------------------------------------------------------------  -------    -------   --------   --------   --------
Total return                                                     4.89%    (23.16)%    18.88%     36.43%      9.12%
------------------------------------------------------------  -------    -------   --------   --------   --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,127    $32,921   $ 43,934   $ 20,566   $  5,565
------------------------------------------------------------  -------    -------   --------   --------   --------
Ratio of expenses to average net assets(e)                       2.34%(f)    2.31%     2.35%      2.40%      2.40%(g)
------------------------------------------------------------  -------    -------   --------   --------   --------
Ratio of net investment income to average net assets(h)          2.38%(f)    3.62%     2.54%      3.21%      4.68%(g)
------------------------------------------------------------  -------    -------   --------   --------   --------
Portfolio turnover rate                                            24%        69%        57%        25%         7%
------------------------------------------------------------  -------    -------   --------   --------   --------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.38% (annualized) and 2.37% for 1999-1998.
(f) Ratios are annualized and based on average net assets of $29,118,247.
(g) Annualized.
(h) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 2.34% (annualized) and 3.56% for 1999-1998.

BOARD OF DIRECTORS                                 OFFICERS                                OFFICE OF THE FUND

Charles T. Bauer                                   Charles T. Bauer                        11 Greenway Plaza
Chairman                                           Chairman                                Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                               INVESTMENT ADVISOR
Director
ACE Limited;                                       Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                                 Gary T. Crum                            Houston, TX 77046
                                                   Senior Vice President
Owen Daly II                                                                               SUB-ADVISOR
Director                                           Dana R. Sutton
Cortland Trust Inc.                                Vice President and Treasurer            INVESCO Realty Advisors, Inc.
                                                                                           One Lincoln Centre, Suite 700
Edward K. Dunn Jr.                                 Robert G. Alley                         5400 LBJ Freeway/LB-2
Chairman, Mercantile Mortgage Corp.;               Vice President                          Dallas, TX 75240
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and           Stuart W. Coco                          TRANSFER AGENT
President, Mercantile Bankshares                   Vice President
                                                                                           A I M Fund Services, Inc.
Jack Fields                                        Melville B. Cox                         P.O. Box 4739
Chief Executive Officer                            Vice President                          Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                    Karen Dunn Kelley                       CUSTODIAN
of the U.S. House of Representatives               Vice President
                                                                                           State Street Bank and Trust Company
Carl Frischling                                    Edgar M. Larsen                         225 Franklin Street
Partner                                            Vice President                          Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP
                                                   Mary J. Benson                          COUNSEL TO THE FUND
Robert H. Graham                                   Assistant Vice President and
President and Chief Executive Officer              Assistant Treasurer                     Ballard Spahr
A I M Management Group Inc.                                                                Andrews & Ingersoll, LLP
                                                   Sheri Morris                            1735 Market Street
Prema Mathai-Davis                                 Assistant Vice President and            Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.,       Assistant Treasurer
Commissioner, New York City Dept. for                                                      COUNSEL TO THE DIRECTORS
the Aging; and member of the Board of Directors,   Renee A. Friedli
Metropolitan Transportation Authority of           Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                             919 Third Avenue
                                                   P. Michelle Grace                       New York, NY 10022
Lewis F. Pennock                                   Assistant Secretary
Attorney                                                                                   DISTRIBUTOR
                                                   Jeffrey H. Kupor
Louis S. Sklar                                     Assistant Secretary                     A I M Distributors, Inc.
Executive Vice President                                                                   11 Greenway Plaza
Hines Interests                                    Nancy L. Martin                         Suite 100
Limited Partnership                                Assistant Secretary                     Houston, TX 77046

                                                   Ofelia M. Mayo
                                                   Assistant Secretary

                                                   Lisa A. Moss
                                                   Assistant Secretary

                                                   Kathleen J. Pflueger
                                                   Assistant Secretary

                                                   Samuel D. Sirko
                                                   Assistant Secretary

                                                   Stephen I. Winer
                                                   Assistant Secretary


                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 INTERNATIONAL GROWTH FUNDS                 A I M Management Group Inc. has provided
AIM Aggressive Growth Fund (1)               AIM Advisor International Value Fund       leadership in the mutual-fund industry
AIM Blue Chip Fund                           AIM Asian Growth Fund                      since 1976 and managed approximately
AIM Capital Development Fund                 AIM Developing Markets Fund                $121 billion in assets for more than 6.3
AIM Constellation Fund                       AIM Europe Growth Fund                     million shareholders, including
AIM Dent Demographic Trends Fund             AIM European Development Fund              individual investors, corporate clients,
AIM Large Cap Growth Fund                    AIM International Equity Fund              and financial institutions as of June 30,
AIM Mid Cap Equity Fund (A)                  AIM Japan Growth Fund                      1999.
AIM Select Growth Fund                       AIM Latin American Growth Fund                 The AIM Family of Funds--Registered
AIM Small Cap Growth Fund (B)                AIM New Pacific Growth Fund                Trademark-- is distributed nationwide, and
AIM Small Cap Opportunities Fund                                                        AIM today is the 10th-largest mutual-fund
AIM Value Fund                               GLOBAL GROWTH FUNDS                        complex in the United States in assets under
AIM Weingarten Fund                          AIM Global Aggressive Growth Fund          management, according to Strategic
                                             AIM Global Growth Fund                     Insight, an independent mutual-fund
GROWTH & INCOME FUNDS                                                                   monitor.
AIM Advisor Flex Fund                        GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Large Cap Value Fund             AIM Global Growth & Income Fund
AIM Advisor Real Estate Fund                 AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund (C)                     GLOBAL INCOME FUNDS
AIM Charter Fund                             AIM Emerging Markets Debt Fund (D)
                                             AIM Global Government Income Fund
INCOME FUNDS                                 AIM Global Income Fund
AIM Floating Rate Fund                       AIM Strategic Income Fund
AIM High Yield Fund
AIM High Yield Fund II                       THEME FUNDS
AIM Income Fund                              AIM Global Consumer Products and Services Fund
AIM Intermediate Government Fund             AIM Global Financial Services Fund
AIM Limited Maturity Treasury Fund           AIM Global Health Care Fund
                                             AIM Global Infrastructure Fund
TAX-FREE INCOME FUNDS                        AIM Global Resources Fund
AIM High Income Municipal Fund               AIM Global Telecommunications and Technology Fund (E)
AIM Municipal Bond Fund                      AIM Global Trends Fund (F)
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your Financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

[AIM LOGO APPEARS HERE]

                                  INVEST WITH DISCIPLINE--Registered Trademark--